                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
TCI Satellite Entertainment, Inc.:

  We consent to the use of our report dated March 25, 1997 included herein and to the reference to our firm under the heading "Experts" in the proxy statement/prospectus.

                                          KPMG Peat Marwick LLP

Denver, Colorado
February 6, 1998